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 CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Sharon A. Parker-Daniels, President of The Weiss Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2006                     /s/ Sharon A. Parker-Daniels
      -------------------            ------------------------------------------
                                    Sharon A. Parker-Daniels, President
                                    (principal executive officer)


I, Jeffrey S. Rano, Treasurer of The Weiss Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2006                     /s/ Jeffrey S. Rano
      -------------------            ------------------------------------
                                    Jeffrey S. Rano, Treasurer
                                    (principal financial officer)